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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 1, 2005


                Corporate Asset Backed Corporation, on behalf of
           CABCO Trust for Texaco Capital Inc. Guaranteed Debentures
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             (Exact name of registrant as specified in its charter)


          Delaware                  033-73666-01               22-3281571
(State or other jurisdiction        (Commission             (I.R.S. employer
       of incorporation)            file number)           identification no.)


445 Broad Hollow Road
Suite 239
Melville, New York                                                       11747
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (631) 587-4700

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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01   Other Events.

            This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Trust for Texaco Capital Inc. Guaranteed Debentures (the "Trust") Trust Certificates, Series 94-1 (the "Certificates"), consisting of Coupon Certificates (the "Coupon Certificates") and Principal Certificates (the "Principal Certificates"), relating to the Texaco Capital Inc.
            8 5/8% Guaranteed Debentures due April 1, 2032 (the "Texaco Debentures"), which was made on October 1, 2005.

            The Trust was created by the Series Trust Deposit Agreement, dated as of November 1, 1994, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and HSBC Bank USA, as trustee (the "Trustee"), providing for the issuance of $52,800,000 aggregate certificate principal balance of Principal Certificates and $170,775,000 aggregate certificate face amount of Coupon Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $52,800,000 principal amount of the Texaco Debentures. ChevronTexaco Corporation, the guarantor of the Texaco Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-00368). You may read and copy any reports, statements and other information filed by ChevronTexaco Corporation with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on ChevronTexaco Corporation and please refer to these periodic and current reports filed with the SEC.

Item 9.01   Financial Statements and Exhibits.

            (c) Exhibits.

            99.1 Trustee's Distribution Report with respect to the October 1, 2005 Distribution Date for the CABCO Trust for Texaco Capital Inc. Guaranteed Debentures.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for Texaco Capital Inc. Guaranteed Debentures

                                By: /s/ Robert D. Vascellaro
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                                    Name: Robert D. Vascellaro
                                    Title: Vice President

Date: 10/7/05
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                                 EXHIBIT INDEX

Exhibit
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   99.1   Trustee's Distribution Report with respect to the October 1, 2005
          Distribution Date for the CABCO Trust for Texaco Capital Inc. Guaranteed Debentures